IN ACCORDANCE WITH RULE 202 OF REGULATION S-T, THIS FORM 8-K IS BEING FILED
             IN PAPER PURSUANT TO A CONTINUING HARDSHIP EXEMPTION.


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) May 25, 1999


                       GE Capital Mortgage Services, Inc.
                  (as Seller and Servicer under the Pooling and Servicing Agreement dated as of May 1, 1999, providing for the issuance of REMIC Mortgage
                   Pass-Through Certificates, Series 1999-11)
                   ------------------------------------------

                       GE Capital Mortgage Services, Inc.
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)


      New Jersey                      33-5042              21-0627285
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission           (IRS Employer
 of Incorporation)                    File Number)          Identification No.)


Three Executive Campus
Cherry Hill, New Jersey                                         08002
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code (609) 661-6100

Item 5. Other Events.

     Attached as Exhibit 1 to this Current Report are certain materials (the "Computational Materials") furnished to the Registrant by Bear, Stearns & Co. Inc. (the "Underwriter") in respect of certain classes of the Registrant's REMIC Mortgage Pass-Through Certificates, Series 1999-11 (the "Series 1999-11 Certificates"). Certain classes of the Series 1999-11 Certificates are being offered pursuant to a Prospectus dated April 22, 1999, as supplemented by a related Prospectus Supplement dated May 25, 1999 (together, the "Prospectus"), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"), substantially concurrently with the filing of this Current Report. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 filed by the Company and GE Capital Mortgage Funding Corporation (file nos. 333-68951 and 333-68951-01) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

     The Computational Materials were prepared solely by the Underwriter of certain classes of the Series 1999-11 Certificates, and the Registrant did not prepare or participate in the preparation of the Computational Materials.

     Any statement or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.


Exhibit 1.                 Computational Materials (Bear, Stearns & Co. Inc.)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GE Capital Mortgage Services, Inc.
                                            ----------------------------------
                                                   (Registrant)



Date: May 25, 1999                          By    /s/  Mary Kaplan
      ------------                             ----------------------------
                                            Name:  Mary Kaplan
                                            Title:  Vice President

                                  EXHIBIT INDEX


The following exhibits are being filed herewith:


EXHIBIT NO.                DESCRIPTION                                    PAGE
--------------------------------------------------------------------------------
  1                    Computational Materials                              5
                      (Bear, Stearns & Co. Inc.)

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                     FORM SE

                  FORM FOR SUBMISSION OF PAPER FORMAT EXHIBITS
                              BY ELECTRONIC FILERS


GE Capital Mortgage Services, Inc.                        0000792428
--------------------------------------------------------------------------------
Exact Name of Registrant as Specified in Charter          Registrant CIK Number


Form 8-K (May 25, 1999)                                   333-68951
--------------------------------------------------------------------------------
Electronic Report, Schedule or Registration       SEC File Number, if available

Statement of Which the Documents Are a Part (give period of report)


                       GE Capital Mortgage Services, Inc.
--------------------------------------------------------------------------------
                       Name of Person Filing the Document
                         (If Other than the Registrant)


                                   SIGNATURES

The Registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cherry Hill, State of New Jersey, on 22nd day of April, 1999.

                                              GE Capital Mortgage Services, Inc.

                                              By  /s/ Syed W. Ali
                                                  ------------------------------
                                                  Name:  Syed W. Ali
                                                  Title:    Vice President